Exhibit 99

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-G

$692,073,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 2-A-8, 2-A-9, 3-A-1 and 4-A-1 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

July 12, 2005

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Table of Contents

• Preliminary Summary of Certificates (To Roll)	pg. 3

• Preliminary Summary of Certificates (To Maturity)	pg. 4

• Preliminary Summary of Terms	pg. 5

• Preliminary Credit Support	pg. 13

• Preliminary Priority of Distributions	pg. 13

• Preliminary Bond Summary (To Roll)	pg. 14

• Preliminary Bond Summary (To Maturity)	pg. 18

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Preliminary Summary of Certificates

To Roll (1)

Class	Approx. Size (2)	Interest –Principal Type	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Maturity to Roll @ 25% CPB	Delay Days	Expected Ratings (Fitch/S&P)
Offered Certificates
1-A-1	$35,730,000	Variable – Pass-Through (3)	1.95	1-36	7/25/08	24	AAA /AAA
1-A-2	1,449,000	Variable – Pass-Through (3)	1.95	1-36	7/25/08	24	AAA /AAA
2-A-1	150,000,000	Variable – Pass-Through (4)	2.58	1-60	7/25/10	24	AAA /AAA
2-A-2	5,845,000	Variable – Pass-Through (4)	2.58	1-60	7/25/10	24	AAA /AAA
2-A-3	75,000,000	Variable – Sequential (4)	1.46	1-42	5/25/06	24	AAA /AAA
2-A-4	56,719,000	Variable – Sequential (4)	0.50	1-12	3/25/07	24	AAA /AAA
2-A-5	22,796,000	Variable – Sequential (4)	1.25	12-18	8/25/07	24	AAA /AAA
2-A-6	39,487,000	Variable – Sequential (4)	2.00	18-31	5/25/08	24	AAA /AAA
2-A-7	24,621,000	Variable – Sequential (4)	3.00	31-42	1/25/09	24	AAA /AAA
2-A-8	42,229,000	Variable – Sequential (4)	4.20	42-59	6/25/10	24	AAA /AAA
2-A-9	74,079,000	Variable – Sequential (4)	4.96	59-60	7/25/10	24	AAA /AAA
3-A-1	58,897,000	Variable – Pass-Through (5)	2.90	1-84	07/25/12	24	AAA /AAA
4-A-1	105,221,000	Variable – Pass-Through (6)	3.18	1-120	07/25/15	24	AAA /AAA

Not Offered Hereunder
B-1	$16,177,000						N.A.
B-2	4,314,000						N.A.
B-3	2,517,000						N.A.
B-4	1,438,000						N.A.
B-5	1,079,000						N.A.
B-6	1,438,355						N.A.
1-A-R	100						N.A.
1-IO	TBD	Fixed - Interest Only					N.A.

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of July 2008, July 2010, July 2012 and July 2015 respectively.

(2)	Class sizes are subject to change.

(3)	For each Distribution Date occurring prior to July 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans minus [ ]% (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date). For each Distribution Date occurring in the month of or after July 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

3

BoAMS 2005-G $692,073,000 (approximate)

Preliminary Summary of Certificates

To Maturity

Class	Approx. Size (1)	Interest – Principal Type	Est. WAL (yrs)	Est. Prin. Window (mos) (2)	Expected Final Maturity (2)	Delay Days	Expected Ratings (Fitch/S&P)
Offered Certificates
1-A-1	$35,730,000	Variable – Pass-Through (3)	3.28	1-360	7/25/35	24	AAA /AAA
1-A-2	1,449,000	Variable – Pass-Through (3)	3.28	1-360	7/25/35	24	AAA /AAA
2-A-1	150,000,000	Variable – Pass-Through (4)	3.31	1-360	7/25/35	24	AAA /AAA
2-A-2	5,845,000	Variable – Pass-Through (4)	3.31	1-360	7/25/35	24	AAA /AAA
2-A-3	75,000,000	Variable – Sequential (4)	1.46	1-42	7/25/35	24	AAA /AAA
2-A-4	56,719,000	Variable – Sequential (4)	0.50	1-12	7/25/35	24	AAA /AAA
2-A-5	22,796,000	Variable – Sequential (4)	1.25	12-18	7/25/35	24	AAA /AAA
2-A-6	39,487,000	Variable – Sequential (4)	2.00	18-31	7/25/35	24	AAA /AAA
2-A-7	24,621,000	Variable – Sequential (4)	3.00	31-42	7/25/35	24	AAA /AAA
2-A-8	42,229,000	Variable – Sequential (4)	4.21	42-61	7/25/35	24	AAA /AAA
2-A-9	74,079,000	Variable – Sequential (4)	8.25	61-360	7/25/35	24	AAA /AAA
3-A-1	58,897,000	Variable – Pass-Through (5)	3.29	1-360	7/25/35	24	AAA /AAA
4-A-1	105,221,000	Variable – Pass-Through (6)	3.34	1-360	7/25/35	24	AAA /AAA

(1)	Class sizes are subject to change.

(2)	Estimated Principal Window (except with respect to the Sequential Senior Certificates) and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

(3)	For each Distribution Date occurring prior to July 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans minus [ ]% (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date). For each Distribution Date occurring in the month of or after July 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

4

BoAMS 2005-G $692,073,000 (approximate)

Preliminary Summary of Terms

Transaction:	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2005-G

Lead Manager (Book Runner):	Banc of America Securities LLC

Co-Managers:	Bear, Stearns & Co. Inc. and Lehman Brothers Inc.

Seller and Servicer:	Bank of America, N.A.

Trustee:	Wells Fargo Bank, N.A.

Rating Agencies:	Fitch Ratings (Class A Certificates and Subordinate Certificates) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (Class A Certificates and Class B-5 Certificates).

Transaction Size:	$719,036,455

Securities Offered:

$ 35,730,000 Class 1-A-1 Certificates

$ 1,449,000 Class 1-A-2 Certificates

$ 150,000,000 Class 2-A-1 Certificates

$ 5,845,000 Class 2-A-2 Certificates

$ 75,000,000 Class 2-A-3 Certificates

$ 56,719,000 Class 2-A-4 Certificates

$ 22,796,000 Class 2-A-5 Certificates

$ 39,487,000 Class 2-A-6 Certificates

$ 24,621,000 Class 2-A-7 Certificates

$ 42,229,000 Class 2-A-8 Certificates

$ 74,079,000 Class 2-A-9 Certificates

$ 58,897,000 Class 3-A-1 Certificates

$ 105,221,000 Class 4-A-1 Certificates

Group 1 Collateral:	3/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 63.16% of the Group 1 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:	5/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 73.43% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately 0.26% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:	7/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 52.56% of the Group 3 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

5

BoAMS 2005-G $692,073,000 (approximate)

Group 4 Collateral:	10/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 4 Mortgage Loans have a fixed interest rate for approximately 10 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 75.00% of the Group 4 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Expected Pricing Date:	Week of July 11, 2005

Expected Closing Date:	On or about July 28, 2005

Distribution Date:	25th of each month, or the next succeeding business day (First Distribution Date: August 25, 2005)

Cut-Off Date:	July 1, 2005

Class A Certificates:	Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 2-A-8, 2-A-9, 3-A-1 and 4-A-1 Certificates (the “Class A Certificates”). The Class 1-A-R Certificate is not offered hereunder.

Subordinate Certificates:	Class B-1, B-2, B-3, B-4, B-5 and B-6 Certificates (the “Class B Certificates”). The Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:	Class 1-A-1, 1-A-2 and 1-A-R

Group 2-A Certificates:	Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 2-A-8 and 2-A-9

Group 3-A Certificates:	Class 3-A-1

Group 4-A Certificates:	Class 4-A-1

Super Senior Certificates:	Class 1-A-1 Certificates

Super Senior Support Certificates:	Class 1-A-2 Certificates

Sequential Senior Certificates:	Class 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 2-A-8 and 2-A-9 Certificates

Day Count:	30/360

Group 1, Group 2, Group 3 and Group 4 Prepayment Speed:	25% CPB

Clearing:	DTC, Clearstream and Euroclear

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

6

BoAMS 2005-G $692,073,000 (approximate)

Denominations:	Original Certificate Form	Minimum Denominations	Incremental Denominations
Class A Offered Certificates	Book Entry	$1,000	$1

SMMEA Eligibility:	The Class A Certificates and the Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Preliminary Summary of Terms

Tax Structure:	REMIC

Optional Clean-up Call:	Any Distribution Date on or after which the aggregate Stated Principal Balance of the Mortgage Loans declines to 10% or less of the aggregate unpaid Principal Balance as of the Cut-Off Date (“Cut-Off Date Pool Principal Balance”).

Principal Distribution:	Principal will be allocated to the certificates according to the Priority of Distributions: The Senior Principal Distribution Amount for Group 1 will generally be allocated first to the Class 1-A-R Certificates and then to the Class 1-A-1 and 1-A-2 Certificates, pro-rata, until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 2 will generally be allocated to the Group 2-A Certificates as follows, concurrently, (i) approximately 32% to the Class 2-A-1 and 2-A-2 Certificates, pro rata, until their class balances have been reduced to zero, and (ii) approximately 68% sequentially, as follows, (x) concurrently (A) approximately 34% to the Class 2-A-3 Certificates, until their class balance has been reduced to zero, and (B) approximately 66% to the Class 2-A-4, 2-A-5, 2-A-6 and 2-A-7 Certificates, in that order, until their class balances have been reduced to zero, and (y) to the Class 2-A-8 and 2-A-9 Certificates, until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 Certificates until their class balance has been reduced to zero. The Senior Principal Distribution Amount for Group 4 will generally be allocated to the Class 4-A-1 Certificates until their class balance has been reduced to zero. The Subordinate Principal Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balances of the Class A Certificates of a Group have been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of one or more of the other Groups. (Please see the Priority of Distributions section.)

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

7

BoAMS 2005-G $692,073,000 (approximate)

Interest Accrual:	Interest will accrue on the Class 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 2-A-8, 2-A-9, 3-A-1 and 4-A-1 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs. The initial interest accrual period will be deemed to have commenced on July 1, 2005. Interest that accrues on such class of Certificates during an interest accrual period will be calculated on the assumption that distributions that reduce the class balances thereof on the Distribution Date in that interest accrual period are made on the first day of the interest accrual period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

8

BoAMS 2005-G $692,073,000 (approximate)

Preliminary Summary of Terms

Administrative Fee:	The Administrative Fees with respect to the Trust are payable out of the interest payments received on each Mortgage Loan. The “Administrative Fees” consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the “Servicing Fee”) and (b) fees paid to the Trustee. The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the “Administrative Fee Rate”) equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the Trustee Fee Rate. The “Trustee Fee Rate” will be 0.0025% per annum. The Servicing Fee Rate for Loan Group 1 will be 0.375% per annum and the Servicing Fee Rate for Loan Group 2, Loan Group 3 and Loan Group 4 will be 0.250% per annum.

Compensating Interest:	The aggregate servicing fee payable to the Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:	As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:	The Pool Distribution Amount for each Loan Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal due on the Mortgage Loans in such Loan Group on the due date in the month of such Distribution Date, together with any advances in respect thereof and any compensating interest allocable to the Mortgage Loans in such Loan Group; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer’s normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution Amounts will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

9

BoAMS 2005-G $692,073,000 (approximate)

Preliminary Summary of Terms

Senior Percentage:	The Senior Percentage for a Loan Group on any Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of the related Group immediately prior to such date, divided by (ii) the aggregate principal balance of such Loan Group for such date.

Subordinate Percentage:	The Subordinate Percentage for a Loan Group for any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment Percentage:	The Subordinate Prepayment Percentage for a Loan Group for any Distribution Date will equal 100% minus the Senior Prepayment Percentage for such Loan Group for such date.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

10

BoAMS 2005-G $692,073,000 (approximate)

Preliminary Summary of Terms

Senior Prepayment Percentage:	For the following Distribution Dates, will be as follows:

	Distribution Date	Senior Prepayment Percentage
	August 2005 through July 2012	100%;
	August 2012 through July 2013	the applicable Senior Percentage plus, 70% of the applicable Subordinate Percentage;
	August 2013 through July 2014	the applicable Senior Percentage plus, 60% of the applicable Subordinate Percentage;
	August 2014 through July 2015	the applicable Senior Percentage plus, 40% of the applicable Subordinate Percentage;
	August 2015 through July 2016	the applicable Senior Percentage plus, 20% of the applicable Subordinate Percentage;
	August 2016 and thereafter	the applicable Senior Percentage;

provided, however,

(i)       if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all Groups divided by (y) the aggregate Principal Balance of all Loan Groups (such percentage, the “Total Senior Percentage”) exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Loan Groups for such Distribution Date will equal 100%,

(ii)      if for each Group of Certificates on any Distribution Date prior to the August 2008 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Principal Balance of all the Loan Groups (the “Total Subordinate Percentage”) is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

(iii)     if for each Group of Certificates on or after the August 2008 Distribution Date, prior to giving effect to any distributions, the Total Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

11

BoAMS 2005-G $692,073,000 (approximate)

Preliminary Summary of Terms

Principal Amount:	The Principal Amount for any Distribution Date and any Loan Group will equal the sum of (a) all monthly payments of principal due on each Mortgage Loan in such Loan Group on the related due date, (b) the principal portion of the purchase price of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement and received during the calendar month preceding the month of that Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received during the calendar month preceding the month of that Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution Amount:	The Senior Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of “Principal Amount” for such Loan Group and such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of “Principal Amount” for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal Distribution Amount:	The Subordinate Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of “Principal Amount” for such Loan Group and such Distribution Date and (ii) the Subordinate Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of “Principal Amount” for such Loan Group and such Distribution Date.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

12

BoAMS 2005-G $692,073,000 (approximate)

Preliminary Credit Support

The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

Subordination of Class B Certificates

Preliminary Priority of Distributions

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

Preliminary Priority of Distributions

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

13

BoAMS 2005-G $692,073,000 (approximate)

Preliminary Bond Summary

To Roll (1)

1-A-1

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-00	4.532	4.510	4.497	4.484	4.468	4.432	4.386
Average Life (Years)	2.705	2.309	2.126	1.953	1.791	1.494	1.232
Modified Duration	2.483	2.129	1.965	1.810	1.663	1.395	1.157
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	07/25/2008	07/25/2008	07/25/2008	07/25/2008	07/25/2008	07/25/2008	07/25/2008
Principal # Months	36	36	36	36	36	36	36

1-A-2

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99-20	4.682	4.686	4.688	4.691	4.693	4.700	4.710
Average Life (Years)	2.705	2.309	2.126	1.953	1.791	1.494	1.232
Modified Duration	2.481	2.126	1.961	1.806	1.659	1.391	1.153
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	07/25/2008	07/25/2008	07/25/2008	07/25/2008	07/25/2008	07/25/2008	07/25/2008
Principal # Months	36	36	36	36	36	36	36

2-A-1

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-02	4.895	4.866	4.848	4.829	4.807	4.754	4.687
Average Life (Years)	4.318	3.334	2.933	2.580	2.268	1.754	1.360
Modified Duration	3.770	2.947	2.609	2.310	2.044	1.602	1.259
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	07/25/2010	07/25/2010	07/25/2010	07/25/2010	07/25/2010	07/25/2010	07/25/2010
Principal # Months	60	60	60	60	60	60	60

2-A-2

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99-22	4.994	4.993	4.992	4.991	4.990	4.988	4.985
Average Life (Years)	4.318	3.334	2.933	2.580	2.268	1.754	1.360
Modified Duration	3.765	2.941	2.603	2.303	2.037	1.596	1.253
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	07/25/2010	07/25/2010	07/25/2010	07/25/2010	07/25/2010	07/25/2010	07/25/2010
Principal # Months	60	60	60	60	60	60	60

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of July 2008, July 2010, July 2012 and July 2015, respectively.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

14

BoAMS 2005-G $692,073,000 (approximate)

Preliminary Bond Summary

To Roll (1)

2-A-3

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-01	4.895	4.836	4.788	4.733	4.675	4.548	4.402
Average Life (Years)	3.960	2.463	1.868	1.460	1.186	0.841	0.631
Modified Duration	3.473	2.219	1.715	1.360	1.116	0.801	0.606
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	07/25/2010	06/25/2010	01/25/2010	01/25/2009	05/25/2008	07/25/2007	01/25/2007
Principal # Months	60	59	54	42	34	24	18

2-A-4

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-00	4.851	4.591	4.455	4.315	4.170	3.864	3.524
Average Life (Years)	2.474	0.850	0.632	0.500	0.411	0.299	0.229
Modified Duration	2.235	0.810	0.607	0.483	0.399	0.291	0.224
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	06/25/2010	04/25/2007	11/25/2006	07/25/2006	05/25/2006	02/25/2006	12/25/2005
Principal # Months	59	21	16	12	10	7	5

2-A-5

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-05	4.885	4.757	4.675	4.589	4.498	4.298	4.077
Average Life (Years)	4.908	2.163	1.596	1.250	1.016	0.720	0.545
Modified Duration	4.264	2.006	1.502	1.187	0.971	0.694	0.528
Principal Window Begin	06/25/2010	04/25/2007	11/25/2006	07/25/2006	05/25/2006	02/25/2006	12/25/2005
Principal Window End	06/25/2010	02/25/2008	06/25/2007	01/25/2007	10/25/2006	05/25/2006	03/25/2006
Principal # Months	1	11	8	7	6	4	4

2-A-6

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-02	4.907	4.873	4.832	4.788	4.742	4.640	4.521
Average Life (Years)	4.908	3.476	2.558	2.000	1.624	1.148	0.856
Modified Duration	4.263	3.118	2.348	1.861	1.526	1.092	0.821
Principal Window Begin	06/25/2010	02/25/2008	06/25/2007	01/25/2007	10/25/2006	05/25/2006	03/25/2006
Principal Window End	06/25/2010	01/25/2010	10/25/2008	02/25/2008	08/25/2007	01/25/2007	08/25/2006
Principal # Months	1	24	17	14	11	9	6

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of July 2008, July 2010, July 2012 and July 2015, respectively.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

15

BoAMS 2005-G $692,073,000 (approximate)

Preliminary Bond Summary

To Roll (1)

2-A-7

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-00	4.923	4.921	4.903	4.878	4.851	4.793	4.725
Average Life (Years)	4.986	4.833	3.860	3.000	2.427	1.711	1.273
Modified Duration	4.322	4.204	3.435	2.725	2.236	1.604	1.207
Principal Window Begin	06/25/2010	01/25/2010	10/25/2008	02/25/2008	08/25/2007	01/25/2007	08/25/2006
Principal Window End	07/25/2010	06/25/2010	01/25/2010	01/25/2009	05/25/2008	07/25/2007	01/25/2007
Principal # Months	2	6	16	12	10	7	6

2-A-8

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99-30	4.937	4.937	4.936	4.927	4.911	4.876	4.836
Average Life (Years)	4.992	4.935	4.854	4.200	3.382	2.366	1.758
Modified Duration	4.326	4.282	4.220	3.705	3.043	2.182	1.646
Principal Window Begin	07/25/2010	06/25/2010	01/25/2010	01/25/2009	05/25/2008	07/25/2007	01/25/2007
Principal Window End	07/25/2010	07/25/2010	06/25/2010	06/25/2010	08/25/2009	05/25/2008	08/25/2007
Principal # Months	1	2	6	18	16	11	8

2-A-9

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-08	4.865	4.865	4.865	4.864	4.861	4.839	4.803
Average Life (Years)	4.992	4.992	4.982	4.961	4.825	4.100	3.286
Modified Duration	4.328	4.328	4.320	4.305	4.199	3.621	2.951
Principal Window Begin	07/25/2010	07/25/2010	06/25/2010	06/25/2010	08/25/2009	05/25/2008	08/25/2007
Principal Window End	07/25/2010	07/25/2010	07/25/2010	07/25/2010	07/25/2010	07/25/2010	07/25/2010
Principal # Months	1	1	2	2	12	27	36

3-A-1

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-10	5.107	5.054	5.022	4.986	4.945	4.848	4.729
Average Life (Years)	5.683	4.019	3.410	2.903	2.480	1.836	1.386
Modified Duration	4.728	3.428	2.944	2.536	2.192	1.659	1.276
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	07/25/2012	07/25/2012	07/25/2012	07/25/2012	07/25/2012	07/25/2012	07/25/2012
Principal # Months	84	84	84	84	84	84	84

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of July 2008, July 2010, July 2012 and July 2015, respectively.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

16

BoAMS 2005-G $692,073,000 (approximate)

Preliminary Bond Summary

To Roll (1)

4-A-1

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-13	5.203	5.137	5.097	5.052	5.001	4.883	4.742
Average Life (Years)	7.597	4.774	3.874	3.180	2.641	1.887	1.401
Modified Duration	5.933	3.909	3.242	2.716	2.298	1.694	1.288
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	07/25/2015	07/25/2015	07/25/2015	07/25/2015	07/25/2015	07/25/2015	07/25/2015
Principal # Months	120	120	120	120	120	120	120

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of July 2008, July 2010, July 2012 and July 2015, respectively.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

17

BoAMS 2005-G $692,073,000 (approximate)

Preliminary Bond Summary

To Maturity

1-A-1

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-00	5.460	5.207	5.090	4.980	4.878	4.696	4.541
Average Life (Years)	11.680	5.464	4.149	3.281	2.671	1.883	1.396
Modified Duration	7.699	4.285	3.420	2.802	2.341	1.707	1.293
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	07/25/2035	07/25/2035	07/25/2035	07/25/2035	07/25/2035	07/25/2035	04/25/2032
Principal # Months	360	360	360	360	360	360	321

1-A-2

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99-20	5.509	5.294	5.200	5.114	5.038	4.915	4.831
Average Life (Years)	11.680	5.464	4.149	3.281	2.671	1.883	1.396
Modified Duration	7.678	4.269	3.406	2.790	2.331	1.699	1.287
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	07/25/2035	07/25/2035	07/25/2035	07/25/2035	07/25/2035	05/25/2034	05/25/2028
Principal # Months	360	360	360	360	360	346	274

2-A-1

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-02	5.480	5.230	5.127	5.037	4.958	4.827	4.717
Average Life (Years)	11.877	5.532	4.192	3.308	2.689	1.891	1.400
Modified Duration	7.807	4.315	3.433	2.805	2.340	1.703	1.289
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	07/25/2035	07/25/2035	07/25/2035	07/25/2035	07/25/2035	07/25/2035	11/25/2033
Principal # Months	360	360	360	360	360	360	340

2-A-2

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99-22	5.528	5.317	5.237	5.170	5.118	5.047	5.008
Average Life (Years)	11.877	5.532	4.192	3.308	2.689	1.891	1.400
Modified Duration	7.785	4.299	3.419	2.793	2.329	1.695	1.282
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	07/25/2035	07/25/2035	07/25/2035	07/25/2035	07/25/2035	06/25/2035	02/25/2030
Principal # Months	360	360	360	360	360	359	295

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

18

BoAMS 2005-G $692,073,000 (approximate)

Preliminary Bond Summary

To Maturity

2-A-3

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-01	5.283	4.860	4.788	4.733	4.675	4.548	4.402
Average Life (Years)	6.745	2.530	1.868	1.460	1.186	0.841	0.631
Modified Duration	5.304	2.270	1.715	1.360	1.116	0.801	0.606
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	04/25/2020	08/25/2011	01/25/2010	01/25/2009	05/25/2008	07/25/2007	01/25/2007
Principal # Months	177	73	54	42	34	24	18

2-A-4

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-00	4.853	4.591	4.455	4.315	4.170	3.864	3.524
Average Life (Years)	2.483	0.850	0.632	0.500	0.411	0.299	0.229
Modified Duration	2.242	0.810	0.607	0.483	0.399	0.291	0.224
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	09/25/2010	04/25/2007	11/25/2006	07/25/2006	05/25/2006	02/25/2006	12/25/2005
Principal # Months	62	21	16	12	10	7	5

2-A-5

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-05	5.080	4.757	4.675	4.589	4.498	4.298	4.077
Average Life (Years)	6.149	2.163	1.596	1.250	1.016	0.720	0.545
Modified Duration	5.175	2.006	1.502	1.187	0.971	0.694	0.528
Principal Window Begin	09/25/2010	04/25/2007	11/25/2006	07/25/2006	05/25/2006	02/25/2006	12/25/2005
Principal Window End	10/25/2012	02/25/2008	06/25/2007	01/25/2007	10/25/2006	05/25/2006	03/25/2006
Principal # Months	26	11	8	7	6	4	4

2-A-6

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-02	5.361	4.873	4.832	4.788	4.742	4.640	4.521
Average Life (Years)	9.259	3.476	2.558	2.000	1.624	1.148	0.856
Modified Duration	7.189	3.118	2.348	1.861	1.526	1.092	0.821
Principal Window Begin	10/25/2012	02/25/2008	06/25/2007	01/25/2007	10/25/2006	05/25/2006	03/25/2006
Principal Window End	01/25/2017	01/25/2010	10/25/2008	02/25/2008	08/25/2007	01/25/2007	08/25/2006
Principal # Months	52	24	17	14	11	9	6

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

19

BoAMS 2005-G $692,073,000 (approximate)

Preliminary Bond Summary

To Maturity

2-A-7

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-00	5.518	4.986	4.903	4.878	4.851	4.793	4.725
Average Life (Years)	13.082	5.222	3.860	3.000	2.427	1.711	1.273
Modified Duration	9.247	4.497	3.435	2.725	2.236	1.604	1.207
Principal Window Begin	01/25/2017	01/25/2010	10/25/2008	02/25/2008	08/25/2007	01/25/2007	08/25/2006
Principal Window End	04/25/2020	08/25/2011	01/25/2010	01/25/2009	05/25/2008	07/25/2007	01/25/2007
Principal # Months	40	20	16	12	10	7	6

2-A-8

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99-30	5.601	5.233	5.024	4.927	4.911	4.876	4.836
Average Life (Years)	16.893	7.185	5.389	4.207	3.382	2.366	1.758
Modified Duration	10.882	5.888	4.620	3.710	3.043	2.182	1.646
Principal Window Begin	04/25/2020	08/25/2011	01/25/2010	01/25/2009	05/25/2008	07/25/2007	01/25/2007
Principal Window End	09/25/2024	01/25/2014	12/25/2011	08/25/2010	08/25/2009	05/25/2008	08/25/2007
Principal # Months	54	30	24	20	16	11	8

2-A-9

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-08	5.651	5.488	5.378	5.254	5.135	4.967	4.855
Average Life (Years)	24.165	13.448	10.367	8.250	6.730	4.719	3.467
Modified Duration	13.149	9.233	7.684	6.466	5.494	4.062	3.084
Principal Window Begin	09/25/2024	01/25/2014	12/25/2011	08/25/2010	08/25/2009	05/25/2008	08/25/2007
Principal Window End	07/25/2035	07/25/2035	07/25/2035	07/25/2035	07/25/2035	07/25/2035	08/25/2034
Principal # Months	131	259	284	300	312	327	325

3-A-1

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-10	5.464	5.242	5.153	5.074	5.002	4.869	4.735
Average Life (Years)	11.848	5.508	4.172	3.292	2.676	1.883	1.395
Modified Duration	7.752	4.271	3.398	2.778	2.318	1.691	1.283
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	07/25/2035	07/25/2035	07/25/2035	07/25/2035	07/25/2035	07/25/2035	11/25/2032
Principal # Months	360	360	360	360	360	360	328

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

20

BoAMS 2005-G $692,073,000 (approximate)

Preliminary Bond Summary

To Maturity

4-A-1

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-13	5.416	5.224	5.149	5.081	5.017	4.887	4.743
Average Life (Years)	12.395	5.656	4.256	3.342	2.708	1.897	1.402
Modified Duration	8.030	4.348	3.442	2.805	2.336	1.700	1.288
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	07/25/2035	07/25/2035	07/25/2035	07/25/2035	07/25/2035	07/25/2035	08/25/2033
Principal # Months	360	360	360	360	360	360	337

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”) has been prepared by Banc of America Securities LLC (the “Underwriter”) and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

21

Bank of America Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-G

Publicly Offered Certificates

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-G $692,073,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 2-A-8, 2- A-9, 3-A-1 and 4-A-1 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

July 12, 2005

Trading	Brian Hargrave	(212) 526-8320
	Richard Nicklas	(212) 526-8320
Syndicate	Kevin White	(212) 526-9519
	Bob Caldwell	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519
Residential Finance	Joseph Kelly	(212) 526-4274
	William Dorado	(212) 526-4005
	Imran Malik	(212) 526-9637

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	1	RESIDENTIAL MORTGAGE FINANCE
7/12/2005

Bank of America Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-G

Publicly Offered Certificates

Table of Contents

• Preliminary Summary of Certificates (To Roll)	pg. 3

• Preliminary Summary of Certificates (To Maturity)	pg. 4

• Preliminary Summary of Terms	pg. 5

• Preliminary Credit Support	pg. 12

• Preliminary Priority of Distributions	pg. 12

• Preliminary Bond Summary (To Roll)	pg. 13

• Preliminary Bond Summary (To Maturity)	pg. 17

the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	2	RESIDENTIAL MORTGAGE FINANCE
7/12/2005

Bank of America Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-G

Publicly Offered Certificates

Preliminary Summary of Certificates

To Roll(1)

Class	Approx. Size (2)	Interest – Principal Type	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Maturity to Roll @ 25% CPB	Delay Days	Expected Ratings (Fitch/ S&P)
Offered Certificates
1-A-1	$35,730,000	Variable – Pass-Through (3)	1.95	1-36	7/25/08	24	AAA / AAA
1-A-2	1,449,000	Variable – Pass-Through (3)	1.95	1-36	7/25/08	24	AAA / AAA
2-A-1	150,000,000	Variable – Pass-Through (4)	2.58	1-60	7/25/10	24	AAA / AAA
2-A-2	5,845,000	Variable – Pass-Through (4)	2.58	1-60	7/25/10	24	AAA / AAA
2-A-3	75,000,000	Variable – Sequential (4)	1.46	1-42	5/25/06	24	AAA / AAA
2-A-4	56,719,000	Variable – Sequential (4)	0.50	1-12	3/25/07	24	AAA / AAA
2-A-5	22,796,000	Variable – Sequential (4)	1.25	12-18	8/25/07	24	AAA / AAA
2-A-6	39,487,000	Variable – Sequential (4)	2.00	18-31	5/25/08	24	AAA / AAA
2-A-7	24,621,000	Variable – Sequential (4)	3.00	31-42	1/25/09	24	AAA / AAA
2-A-8	42,229,000	Variable – Sequential (4)	4.20	42-59	6/25/10	24	AAA / AAA
2-A-9	74,079,000	Variable – Sequential (4)	4.96	59-60	7/25/10	24	AAA / AAA
3-A-1	58,897,000	Variable – Pass-Through (5)	2.90	1-84	07/25/12	24	AAA / AAA
4-A-1	105,221,000	Variable – Pass-Through (6)	3.18	1-120	07/25/15	24	AAA / AAA
Not Offered Hereunder
B-1	$16,177,000						N.A.
B-2	4,314,000						N.A.
B-3	2,517,000						N.A.
B-4	1,438,000						N.A.
B-5	1,079,000						N.A.
B-6	1,438,355						N.A.
1-A-R	100						N.A.
1-IO	TBD	Fixed - Interest Only					N.A.

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of July 2008, July 2010, July 2012 and July 2015 respectively.

(2)	Class sizes are subject to change.

(3)	For each Distribution Date occurring prior to July 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans minus [ ]% (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date). For each Distribution Date occurring in the month of or after July 2008, interest will accru e on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	3	RESIDENTIAL MORTGAGE FINANCE
7/12/2005

Bank of America Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-G

Publicly Offered Certificates

Preliminary Summary of Certificates

To Maturity

Class	Approx. Size (1)	Interest – Principal Type	Est. WAL (yrs)	Est. Prin. Window (mos) (2)	Expected Final Maturity(2)	Delay Days	Expected Ratings (Fitch/S&P)
Offered Certificates
1-A-1	$35,730,000	Variable – Pass-Through (3)	3.28	1-360	7/25/35	24	AAA /AAA
1-A-2	1,449,000	Variable – Pass-Through (3)	3.28	1-360	7/25/35	24	AAA /AAA
2-A-1	150,000,000	Variable – Pass-Through (4)	3.31	1-360	7/25/35	24	AAA /AAA
2-A-2	5,845,000	Variable – Pass-Through (4)	3.31	1-360	7/25/35	24	AAA /AAA
2-A-3	75,000,000	Variable – Sequential (4)	1.46	1-42	7/25/35	24	AAA /AAA
2-A-4	56,719,000	Variable – Sequential (4)	0.50	1-12	7/25/35	24	AAA /AAA
2-A-5	22,796,000	Variable – Sequential (4)	1.25	12-18	7/25/35	24	AAA /AAA
2-A-6	39,487,000	Variable – Sequential (4)	2.00	18-31	7/25/35	24	AAA /AAA
2-A-7	24,621,000	Variable – Sequential (4)	3.00	31-42	7/25/35	24	AAA /AAA
2-A-8	42,229,000	Variable – Sequential (4)	4.21	42-61	7/25/35	24	AAA /AAA
2-A-9	74,079,000	Variable – Sequential (4)	8.25	61-360	7/25/35	24	AAA /AAA
3-A-1	58,897,000	Variable – Pass-Through (5)	3.29	1-360	7/25/35	24	AAA /AAA
4-A-1	105,221,000	Variable – Pass-Through (6)	3.34	1-360	7/25/35	24	AAA /AAA

(1)	Class sizes are subject to change.

(2)	Estimated Principal Window (except with respect to the Sequential Senior Certificates) and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

(3)	For each Distribution Date occurring prior to July 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans minus [ ]% (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date). For each Distribution Date occurring in the month of or after July 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	4	RESIDENTIAL MORTGAGE FINANCE
7/12/2005

Bank of America Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-G

Publicly Offered Certificates

Preliminary Summary of Terms

Transaction:	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2005-G

Lead Manager (Book Runner):	Banc of America Securities LLC

Co-Managers:	Bear, Stearns & Co. Inc. and Lehman Brothers Inc.

Seller and Servicer:	Bank of America, N.A.

Trustee:	Wells Fargo Bank, N.A.

Rating Agencies:	Fitch Ratings (Class A Certificates and Subordinate Certificates) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (Class A Certificates and Class B-5 Certificates).

Transaction Size:	$719,036,455
Securities Offered:	$ 35,730,000 Class 1-A-1 Certificates
$ 1,449,000 Class 1-A-2 Certificates
$ 150,000,000 Class 2-A-1 Certificates
$ 5,845,000 Class 2-A-2 Certificates
$ 75,000,000 Class 2-A-3 Certificates
$ 56,719,000 Class 2-A-4 Certificates
$ 22,796,000 Class 2-A-5 Certificates
$ 39,487,000 Class 2-A-6 Certificates
$ 24,621,000 Class 2-A-7 Certificates
$ 42,229,000 Class 2-A-8 Certificates
$ 74,079,000 Class 2-A-9 Certificates
$ 58,897,000 Class 3-A-1 Certificates
$ 105,221,000 Class 4-A-1 Certificates

Group 1 Collateral:	3/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 63.16% of the Group 1 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:	5/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 73.43% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately 0.26% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 4 Collateral:	10/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 4 Mortgage Loans have a fixed interest rate for approximately 10 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 75.00% of the Group 4 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	5	RESIDENTIAL MORTGAGE FINANCE
7/12/2005

Bank of America Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-G

Publicly Offered Certificates

Expected Pricing Date:	Week of July 11, 2005

Expected Closing Date:	On or about July 28, 2005

Distribution Date:	25th of each month, or the next succeeding business day (First Distribution Date: August 25, 2005)

Cut-Off Date:	July 1, 2005

Class A Certificates:	Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 2-A-8, 2-A-9, 3-A-1 and 4-A-1 Certificates (the “Class A Certificates”). The Class 1-A-R Certificate is not offered hereunder.

Subordinate Certificates:	Class B-1, B-2, B-3, B-4, B-5 and B-6 Certificates (the “Class B Certificates”). The Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:	Class 1-A-1, 1-A-2 and 1-A-R

Group 2-A Certificates:	Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 2-A-8 and 2-A-9

Group 3-A Certificates:	Class 3-A-1

Group 4-A Certificates:	Class 4-A-1

Super Senior Certificates:	Class 1-A-1 Certificates

Super Senior Support

Certificates:	Class 1-A-2 Certificates

Sequential Senior Certificates:	Class 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 2-A-8 and 2-A-9 Certificates

Day Count:	30/360

Group 1, Group 2, Group 3 and Group 4 Prepayment Speed:	25% CPB

Clearing:	DTC, Clearstream and Euroclear

	Original Certificate Form	Minimum Denominations	Incremental Denominations
Denominations:
Class A Offered Certificates	Book Entry	$1,000	$1

SMMEA Eligibility:	The Class A Certificates and the Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	6	RESIDENTIAL MORTGAGE FINANCE
7/12/2005

Bank of America Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-G

Publicly Offered Certificates

Preliminary Summary of Terms

Tax Structure:	REMIC

Optional Clean-up Call:	Any Distribution Date on or after which the aggregate Stated Principal Balance of the Mortgage Loans declines to 10% or less of the aggregate unpaid Principal Balance as of the Cut-Off Date (“Cut-Off Date Pool Principal Balance”).

Principal Distribution:	Principal will be allocated to the certificates according to the Priority of Distributions: The Senior Principal Distribution Amount for Group 1 will generally be allocated first to the Class 1-A-R Certificates and then to the Class 1-A-1 and 1-A-2 Certificates, pro-rata, until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 2 will generally be allocated to the Group 2-A Certificates as follows, concurrently, (i) approximately 32% to the Class 2-A-1 and 2-A-2 Certificates, pro rata, until their class balances have been reduced to zero, and (ii) approximately 68% sequentially, as follows, (x) concurrently (A) approximately 34% to the Class 2-A-3 Certificates, until their class balance has been reduced to zero, and (B) approximately 66% to the Class 2-A-4, 2-A-5, 2-A-6 and 2-A-7 Certificates, in that order, until their class balances have been reduced to zero, and (y) to the Class 2-A-8 and 2-A-9 Certificates, until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 Certificates until their class balance has been reduced to zero. The Senior Principal Distribution Amount for Group 4 will generally be allocated to the Class 4-A-1 Certificates until their class balance has been reduced to zero. The Subordinate Principal Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balances of the Class A Certificates of a Group have been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of one or more of the other Groups. (Please see the Priority of Distributions section.)

Interest Accrual:	Interest will accrue on the Class 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 2-A-8, 2-A-9, 3-A-1 and 4-A-1 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs. The initial interest accrual period will be deemed to have commenced on July 1, 2005. Interest that accrues on such class of Certificates during an interest accrual period will be calculated on the assumption that distributions that reduce the class balances thereof on the Distribution Date in that interest accrual period are made on the first day of the interest accrual period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	7	RESIDENTIAL MORTGAGE FINANCE
7/12/2005

Bank of America Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-G

Publicly Offered Certificates

Preliminary Summary of Terms

Administrative Fee:	The Administrative Fees with respect to the Trust are payable out of the interest payments received on each Mortgage Loan. The “Administrative Fees” consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the “Servicing Fee”) and (b) fees paid to the Trustee. The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the “Administrative Fee Rate”) equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the Trustee Fee Rate. The “Trustee Fee Rate” will be 0.0025% per annum. The Servicing Fee Rate for Loan Group 1 will be 0.375% per annum and the Servicing Fee Rate for Loan Group 2, Loan Group 3 and Loan Group 4 will be 0.250% per annum.

Compensating Interest:	The aggregate servicing fee payable to the Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:	As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:	The Pool Distribution Amount for each Loan Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal due on the Mortgage Loans in such Loan Group on the due date in the month of such Distribution Date, together with any advances in respect thereof and any compensating interest allocable to the Mortgage Loans in such Loan Group; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer’s normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution Amounts will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	8	RESIDENTIAL MORTGAGE FINANCE
7/12/2005

Bank of America Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-G

Publicly Offered Certificates

Preliminary Summary of Terms

Senior Percentage:	The Senior Percentage for a Loan Group on any Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of the related Group immediately prior to such date, divided by (ii) the aggregate principal balance of such Loan Group for such date.

Subordinate Percentage:	The Subordinate Percentage for a Loan Group for any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment Percentage:	The Subordinate Prepayment Percentage for a Loan Group for any Distribution Date will equal 100% minus the Senior Prepayment Percentage for such Loan Group for such date.

the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	9	RESIDENTIAL MORTGAGE FINANCE
7/12/2005

Bank of America Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-G

Publicly Offered Certificates

Preliminary Summary of Terms

Senior Prepayment	For the following Distribution Dates, will be as follows:
Percentage:
	Distribution Date	Senior Prepayment Percentage
	August 2005 through July 2012	100%;

	August 2012 through July 2013	the applicable Senior Percentage plus, 70% of the applicable Subordinate Percentage;

	August 2013 through July 2014	the applicable Senior Percentage plus, 60% of the applicable Subordinate Percentage;

	August 2014 through July 2015	the applicable Senior Percentage plus, 40% of the applicable Subordinate Percentage;

	August 2015 through July 2016	the applicable Senior Percentage plus, 20% of the applicable Subordinate Percentage;

	August 2016 and thereafter	the applicable Senior Percentage;

provided, however,

	(i)	if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all Groups divided by (y) the aggregate Principal Balance of all Loan Groups (such percentage, the “Total Senior Percentage”) exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Loan Groups for such Distribution Date will equal 100%,

	(ii)	if for each Group of Certificates on any Distribution Date prior to the August 2008 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Principal Balance of all the Loan Groups (the “Total Subordinate Percentage”) is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

	(iii)	if for each Group of Certificates on or after the August 2008 Distribution Date, prior to giving effect to any distributions, the Total Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.

the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	10	RESIDENTIAL MORTGAGE FINANCE
7/12/2005

Bank of America Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-G

Publicly Offered Certificates

Preliminary Summary of Terms

Principal Amount:	The Principal Amount for any Distribution Date and any Loan Group will equal the sum of (a) all monthly payments of principal due on each Mortgage Loan in such Loan Group on the related due date, (b) the principal portion of the purchase price of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement and received during the calendar month preceding the month of that Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received during the calendar month preceding the month of that Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution Amount:	The Senior Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of “Principal Amount” for such Loan Group and such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of “Principal Amount” for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal Distribution Amount:	The Subordinate Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of “Principal Amount” for such Loan Group and such Distribution Date and (ii) the Subordinate Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of “Principal Amount” for such Loan Group and such Distribution Date.

the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	11	RESIDENTIAL MORTGAGE FINANCE
7/12/2005

Bank of America Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-G

Publicly Offered Certificates

Preliminary Credit Support

The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

Subordination of Class B Certificates

Preliminary Priority of Distributions

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

Preliminary Priority of Distributions

the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	12	RESIDENTIAL MORTGAGE FINANCE
7/12/2005

Bank of America Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-G

Publicly Offered Certificates

Preliminary Bond Summary

To Roll(1)

1-A-1

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-00	4.532	4.510	4.497	4.484	4.468	4.432	4.386
Average Life (Years)	2.705	2.309	2.126	1.953	1.791	1.494	1.232
Modified Duration	2.483	2.129	1.965	1.810	1.663	1.395	1.157
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	07/25/2008	07/25/2008	07/25/2008	07/25/2008	07/25/2008	07/25/2008	07/25/2008
Principal # Months	36	36	36	36	36	36	36

1-A-2

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99-20	4.682	4.686	4.688	4.691	4.693	4.700	4.710
Average Life (Years)	2.705	2.309	2.126	1.953	1.791	1.494	1.232
Modified Duration	2.481	2.126	1.961	1.806	1.659	1.391	1.153
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	07/25/2008	07/25/2008	07/25/2008	07/25/2008	07/25/2008	07/25/2008	07/25/2008
Principal # Months	36	36	36	36	36	36	36

2-A-1

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-02	4.895	4.866	4.848	4.829	4.807	4.754	4.687
Average Life (Years)	4.318	3.334	2.933	2.580	2.268	1.754	1.360
Modified Duration	3.770	2.947	2.609	2.310	2.044	1.602	1.259
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	07/25/2010	07/25/2010	07/25/2010	07/25/2010	07/25/2010	07/25/2010	07/25/2010
Principal # Months	60	60	60	60	60	60	60

2-A-2

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99-22	4.994	4.993	4.992	4.991	4.990	4.988	4.985
Average Life (Years)	4.318	3.334	2.933	2.580	2.268	1.754	1.360
Modified Duration	3.765	2.941	2.603	2.303	2.037	1.596	1.253
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	07/25/2010	07/25/2010	07/25/2010	07/25/2010	07/25/2010	07/25/2010	07/25/2010
Principal # Months	60	60	60	60	60	60	60

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of July 2008, July 2010, July 2012 and July 2015, respectively.

the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	13	RESIDENTIAL MORTGAGE FINANCE
7/12/2005

Bank of America Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-G

Publicly Offered Certificates

Preliminary Bond Summary

To Roll(1)

2-A-3

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-01	4.895	4.836	4.788	4.733	4.675	4.548	4.402
Average Life (Years)	3.960	2.463	1.868	1.460	1.186	0.841	0.631
Modified Duration	3.473	2.219	1.715	1.360	1.116	0.801	0.606
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	07/25/2010	06/25/2010	01/25/2010	01/25/2009	05/25/2008	07/25/2007	01/25/2007
Principal # Months	60	59	54	42	34	24	18

2-A-4

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-00	4.851	4.591	4.455	4.315	4.170	3.864	3.524
Average Life (Years)	2.474	0.850	0.632	0.500	0.411	0.299	0.229
Modified Duration	2.235	0.810	0.607	0.483	0.399	0.291	0.224
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	06/25/2010	04/25/2007	11/25/2006	07/25/2006	05/25/2006	02/25/2006	12/25/2005
Principal # Months	59	21	16	12	10	7	5

2-A-5

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-05	4.885	4.757	4.675	4.589	4.498	4.298	4.077
Average Life (Years)	4.908	2.163	1.596	1.250	1.016	0.720	0.545
Modified Duration	4.264	2.006	1.502	1.187	0.971	0.694	0.528
Principal Window Begin	06/25/2010	04/25/2007	11/25/2006	07/25/2006	05/25/2006	02/25/2006	12/25/2005
Principal Window End	06/25/2010	02/25/2008	06/25/2007	01/25/2007	10/25/2006	05/25/2006	03/25/2006
Principal # Months	1	11	8	7	6	4	4

2-A-6

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-02	4.907	4.873	4.832	4.788	4.742	4.640	4.521
Average Life (Years)	4.908	3.476	2.558	2.000	1.624	1.148	0.856
Modified Duration	4.263	3.118	2.348	1.861	1.526	1.092	0.821
Principal Window Begin	06/25/2010	02/25/2008	06/25/2007	01/25/2007	10/25/2006	05/25/2006	03/25/2006
Principal Window End	06/25/2010	01/25/2010	10/25/2008	02/25/2008	08/25/2007	01/25/2007	08/25/2006
Principal # Months	1	24	17	14	11	9	6

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of July 2008, July 2010, July 2012 and July 2015, respectively.

the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	14	RESIDENTIAL MORTGAGE FINANCE
7/12/2005

Bank of America Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-G

Publicly Offered Certificates

Preliminary Bond Summary

To Roll(1)

2-A-7

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-00	4.923	4.921	4.903	4.878	4.851	4.793	4.725
Average Life (Years)	4.986	4.833	3.860	3.000	2.427	1.711	1.273
Modified Duration	4.322	4.204	3.435	2.725	2.236	1.604	1.207
Principal Window Begin	06/25/2010	01/25/2010	10/25/2008	02/25/2008	08/25/2007	01/25/2007	08/25/2006
Principal Window End	07/25/2010	06/25/2010	01/25/2010	01/25/2009	05/25/2008	07/25/2007	01/25/2007
Principal # Months	2	6	16	12	10	7	6

2-A-8

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99-30	4.937	4.937	4.936	4.927	4.911	4.876	4.836
Average Life (Years)	4.992	4.935	4.854	4.200	3.382	2.366	1.758
Modified Duration	4.326	4.282	4.220	3.705	3.043	2.182	1.646
Principal Window Begin	07/25/2010	06/25/2010	01/25/2010	01/25/2009	05/25/2008	07/25/2007	01/25/2007
Principal Window End	07/25/2010	07/25/2010	06/25/2010	06/25/2010	08/25/2009	05/25/2008	08/25/2007
Principal # Months	1	2	6	18	16	11	8

2-A-9

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-08	4.865	4.865	4.865	4.864	4.861	4.839	4.803
Average Life (Years)	4.992	4.992	4.982	4.961	4.825	4.100	3.286
Modified Duration	4.328	4.328	4.320	4.305	4.199	3.621	2.951
Principal Window Begin	07/25/2010	07/25/2010	06/25/2010	06/25/2010	08/25/2009	05/25/2008	08/25/2007
Principal Window End	07/25/2010	07/25/2010	07/25/2010	07/25/2010	07/25/2010	07/25/2010	07/25/2010
Principal # Months	1	1	2	2	12	27	36

3-A-1

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-10	5.107	5.054	5.022	4.986	4.945	4.848	4.729
Average Life (Years)	5.683	4.019	3.410	2.903	2.480	1.836	1.386
Modified Duration	4.728	3.428	2.944	2.536	2.192	1.659	1.276
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	07/25/2012	07/25/2012	07/25/2012	07/25/2012	07/25/2012	07/25/2012	07/25/2012
Principal # Months	84	84	84	84	84	84	84

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of July 2008, July 2010, July 2012 and July 2015, respectively.

the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	15	RESIDENTIAL MORTGAGE FINANCE
7/12/2005

Bank of America Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-G

Publicly Offered Certificates

Preliminary Bond Summary

To Roll(1)

4-A-1

CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-13	5.203	5.137	5.097	5.052	5.001	4.883	4.742
Average Life (Years)	7.597	4.774	3.874	3.180	2.641	1.887	1.401
Modified Duration	5.933	3.909	3.242	2.716	2.298	1.694	1.288
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	07/25/2015	07/25/2015	07/25/2015	07/25/2015	07/25/2015	07/25/2015	07/25/2015
Principal # Months	120	120	120	120	120	120	120

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of July 2008, July 2010, July 2012 and July 2015, respectively.

the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	16	RESIDENTIAL MORTGAGE FINANCE
7/12/2005

Bank of America Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-G

Publicly Offered Certificates

Preliminary Bond Summary

To Maturity

1-A-1

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-00	5.460	5.207	5.090	4.980	4.878	4.696	4.541
Average Life (Years)	11.680	5.464	4.149	3.281	2.671	1.883	1.396
Modified Duration	7.699	4.285	3.420	2.802	2.341	1.707	1.293
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	07/25/2035	07/25/2035	07/25/2035	07/25/2035	07/25/2035	07/25/2035	04/25/2032
Principal # Months	360	360	360	360	360	360	321

1-A-2

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99-20	5.509	5.294	5.200	5.114	5.038	4.915	4.831
Average Life (Years)	11.680	5.464	4.149	3.281	2.671	1.883	1.396
Modified Duration	7.678	4.269	3.406	2.790	2.331	1.699	1.287
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	07/25/2035	07/25/2035	07/25/2035	07/25/2035	07/25/2035	05/25/2034	05/25/2028
Principal # Months	360	360	360	360	360	346	274

2-A-1

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-02	5.480	5.230	5.127	5.037	4.958	4.827	4.717
Average Life (Years)	11.877	5.532	4.192	3.308	2.689	1.891	1.400
Modified Duration	7.807	4.315	3.433	2.805	2.340	1.703	1.289
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	07/25/2035	07/25/2035	07/25/2035	07/25/2035	07/25/2035	07/25/2035	11/25/2033
Principal # Months	360	360	360	360	360	360	340

2-A-2

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99-22	5.528	5.317	5.237	5.170	5.118	5.047	5.008
Average Life (Years)	11.877	5.532	4.192	3.308	2.689	1.891	1.400
Modified Duration	7.785	4.299	3.419	2.793	2.329	1.695	1.282
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	07/25/2035	07/25/2035	07/25/2035	07/25/2035	07/25/2035	06/25/2035	02/25/2030
Principal # Months	360	360	360	360	360	359	295

the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	17	RESIDENTIAL MORTGAGE FINANCE
7/12/2005

Bank of America Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-G

Publicly Offered Certificates

Preliminary Bond Summary

To Maturity

2-A-3

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-01	5.283	4.860	4.788	4.733	4.675	4.548	4.402
Average Life (Years)	6.745	2.530	1.868	1.460	1.186	0.841	0.631
Modified Duration	5.304	2.270	1.715	1.360	1.116	0.801	0.606
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	04/25/2020	08/25/2011	01/25/2010	01/25/2009	05/25/2008	07/25/2007	01/25/2007
Principal # Months	177	73	54	42	34	24	18

2-A-4

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-00	4.853	4.591	4.455	4.315	4.170	3.864	3.524
Average Life (Years)	2.483	0.850	0.632	0.500	0.411	0.299	0.229
Modified Duration	2.242	0.810	0.607	0.483	0.399	0.291	0.224
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	09/25/2010	04/25/2007	11/25/2006	07/25/2006	05/25/2006	02/25/2006	12/25/2005
Principal # Months	62	21	16	12	10	7	5

2-A-5

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-05	5.080	4.757	4.675	4.589	4.498	4.298	4.077
Average Life (Years)	6.149	2.163	1.596	1.250	1.016	0.720	0.545
Modified Duration	5.175	2.006	1.502	1.187	0.971	0.694	0.528
Principal Window Begin	09/25/2010	04/25/2007	11/25/2006	07/25/2006	05/25/2006	02/25/2006	12/25/2005
Principal Window End	10/25/2012	02/25/2008	06/25/2007	01/25/2007	10/25/2006	05/25/2006	03/25/2006
Principal # Months	26	11	8	7	6	4	4

2-A-6

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-02	5.361	4.873	4.832	4.788	4.742	4.640	4.521
Average Life (Years)	9.259	3.476	2.558	2.000	1.624	1.148	0.856
Modified Duration	7.189	3.118	2.348	1.861	1.526	1.092	0.821
Principal Window Begin	10/25/2012	02/25/2008	06/25/2007	01/25/2007	10/25/2006	05/25/2006	03/25/2006
Principal Window End	01/25/2017	01/25/2010	10/25/2008	02/25/2008	08/25/2007	01/25/2007	08/25/2006
Principal # Months	52	24	17	14	11	9	6

the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	18	RESIDENTIAL MORTGAGE FINANCE
7/12/2005

Bank of America Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-G

Publicly Offered Certificates

Preliminary Bond Summary

To Maturity

2-A-7

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-00	5.518	4.986	4.903	4.878	4.851	4.793	4.725
Average Life (Years)	13.082	5.222	3.860	3.000	2.427	1.711	1.273
Modified Duration	9.247	4.497	3.435	2.725	2.236	1.604	1.207
Principal Window Begin	01/25/2017	01/25/2010	10/25/2008	02/25/2008	08/25/2007	01/25/2007	08/25/2006
Principal Window End	04/25/2020	08/25/2011	01/25/2010	01/25/2009	05/25/2008	07/25/2007	01/25/2007
Principal # Months	40	20	16	12	10	7	6

2-A-8

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99-30	5.601	5.233	5.024	4.927	4.911	4.876	4.836
Average Life (Years)	16.893	7.185	5.389	4.207	3.382	2.366	1.758
Modified Duration	10.882	5.888	4.620	3.710	3.043	2.182	1.646
Principal Window Begin	04/25/2020	08/25/2011	01/25/2010	01/25/2009	05/25/2008	07/25/2007	01/25/2007
Principal Window End	09/25/2024	01/25/2014	12/25/2011	08/25/2010	08/25/2009	05/25/2008	08/25/2007
Principal # Months	54	30	24	20	16	11	8

2-A-9

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-08	5.651	5.488	5.378	5.254	5.135	4.967	4.855
Average Life (Years)	24.165	13.448	10.367	8.250	6.730	4.719	3.467
Modified Duration	13.149	9.233	7.684	6.466	5.494	4.062	3.084
Principal Window Begin	09/25/2024	01/25/2014	12/25/2011	08/25/2010	08/25/2009	05/25/2008	08/25/2007
Principal Window End	07/25/2035	07/25/2035	07/25/2035	07/25/2035	07/25/2035	07/25/2035	08/25/2034
Principal # Months	131	259	284	300	312	327	325

3-A-1

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-10	5.464	5.242	5.153	5.074	5.002	4.869	4.735
Average Life (Years)	11.848	5.508	4.172	3.292	2.676	1.883	1.395
Modified Duration	7.752	4.271	3.398	2.778	2.318	1.691	1.283
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	07/25/2035	07/25/2035	07/25/2035	07/25/2035	07/25/2035	07/25/2035	11/25/2032
Principal # Months	360	360	360	360	360	360	328

the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	19	RESIDENTIAL MORTGAGE FINANCE
7/12/2005

Bank of America Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-G

Publicly Offered Certificates

Preliminary Bond Summary

To Maturity

4-A-1

CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-13	5.416	5.224	5.149	5.081	5.017	4.887	4.743
Average Life (Years)	12.395	5.656	4.256	3.342	2.708	1.897	1.402
Modified Duration	8.030	4.348	3.442	2.805	2.336	1.700	1.288
Principal Window Begin	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005	08/25/2005
Principal Window End	07/25/2035	07/25/2035	07/25/2035	07/25/2035	07/25/2035	07/25/2035	08/25/2033
Principal # Months	360	360	360	360	360	360	337

the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS	20	RESIDENTIAL MORTGAGE FINANCE
7/12/2005

BoAMS 2005-G $692,073,000 (approximate)

Collateral Summary of Group 1 Mortgage Loans

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 63.16% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market (“LIBOR”) as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

		Collateral Summary		Range (if applicable)
Total Outstanding Loan Balance		$38,627,618.46
Total Number of Loans		78
Average Loan Principal Balance		$495,226		$218,100 to $1,000,000
WA Gross Coupon		5.372%		4.125% to 6.500%
WA FICO		744		622 to 818
WA Original Term (mos.)		360
WA Remaining Term (mos.)		359		351 to 360
WA OLTV		71.29%		25.81% to 95.00%
WA Months to First Rate Adjustment Date		35 months		27 to 36 months
Gross Margin		2.250%
WA Rate Ceiling		11.372%		10.125% to 12.500%
Geographic Concentration of Mortgaged Properties (Top 5 States) based on the Aggregate Stated Principal Balance	CA FL SC IL NY	42.17 14.62 9.04 4.36 3.98	% % % % %

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Primary Residence	66	$32,468,856.33	84.06%
Second Home	9	4,740,362.13	12.27
Investor Property	3	1,418,400.00	3.67

Total:	78	$38,627,618.46	100.00%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Group 1 Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Single Family Residence	50	$24,635,016.02	63.78%
PUD-Detached	12	6,477,817.43	16.77
Condo - Low	10	4,685,397.01	12.13
Condominium	5	2,405,388.00	6.23
Townhouse	1	424,000.00	1.10

Total:	78	$38,627,618.46	100.00%

Mortgage Loan Purpose of the Group 1 Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Purchase	51	$25,260,646.14	65.40%
Refinance-Cashout	17	7,938,067.57	20.55
Refinance-Rate/Term	10	5,428,904.75	14.05

Total:	78	$38,627,618.46	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Geographic Distribution of the Mortgage Properties of the

Group 1 Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Arizona	3	$1,335,000.00	3.46%
California	32	16,288,096.80	42.17
Colorado	3	1,398,400.00	3.62
Connecticut	2	1,116,000.00	2.89
Florida	11	5,646,404.79	14.62
Illinois	3	1,682,850.00	4.36
Kentucky	1	443,500.00	1.15
Maryland	1	519,920.00	1.35
Massachusetts	2	1,014,734.74	2.63
Michigan	1	450,000.00	1.16
Minnesota	1	440,000.00	1.14
Missouri	1	218,100.00	0.56
Nebraska	1	246,650.00	0.64
New Jersey	1	471,200.00	1.22
New York	3	1,537,000.00	3.98
North Carolina	2	979,462.13	2.54
Pennsylvania	1	390,000.00	1.01
South Carolina	7	3,491,900.00	9.04
Virginia	2	958,400.00	2.48

Total:	78	$38,627,618.46	100.00%

(1)	As of the Cut-Off Date, no more than approximately 4.38% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

California State Distribution of the Mortgaged Properties of the

Group 1 Mortgage Loans

California State Distribution	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance of the California Mortgage Loans
Northern California	15	$7,243,048.01	44.47%
Southern California	17	9,045,048.79	55.53

Total:	32	$16,288,096.80	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
200,000.01 - 250,000.00	2	$464,750.00	1.20%
250,000.01 - 300,000.00	2	554,000.00	1.43
300,000.01 - 350,000.00	1	324,000.00	0.84
350,000.01 - 400,000.00	13	4,972,501.79	12.87
400,000.01 - 450,000.00	21	9,108,711.74	23.58
450,000.01 - 500,000.00	13	6,278,831.87	16.25
500,000.01 - 550,000.00	6	3,218,320.00	8.33
550,000.01 - 600,000.00	8	4,762,800.00	12.33
600,000.01 - 650,000.00	4	2,516,100.00	6.51
650,000.01 - 700,000.00	3	2,078,435.63	5.38
700,000.01 - 750,000.00	1	724,000.00	1.87
800,000.01 - 850,000.00	1	839,917.43	2.17
850,000.01 - 900,000.00	1	857,500.00	2.22
900,000.01 - 950,000.00	1	927,750.00	2.40
950,000.01 - 1,000,000.00	1	1,000,000.00	2.59

Total:	78	$38,627,618.46	100.00%

(1)	As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $495,226.

Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

Original Loan-To-Value Ratios (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
25.01 - 30.00	1	$600,000.00	1.55%
30.01 - 35.00	2	1,085,000.00	2.81
45.01 - 50.00	4	1,920,000.00	4.97
50.01 - 55.00	2	1,100,000.00	2.85
55.01 - 60.00	7	2,812,814.95	7.28
60.01 - 65.00	3	1,799,215.62	4.66
65.01 - 70.00	10	5,709,017.43	14.78
70.01 - 75.00	3	2,043,500.00	5.29
75.01 - 80.00	43	20,173,820.46	52.23
80.01 - 85.00	1	450,000.00	1.16
85.01 - 90.00	1	497,250.00	1.29
90.01 - 95.00	1	437,000.00	1.13

Total:	78	$38,627,618.46	100.00%

(1)	As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 71.29%.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
4.001 - 4.250	1	$438,400.00	1.13%
4.501 - 4.750	4	2,279,917.43	5.90
4.751 - 5.000	8	4,075,888.00	10.55
5.001 - 5.250	16	8,382,690.01	21.70
5.251 - 5.500	26	12,618,644.28	32.67
5.501 - 5.750	13	5,848,414.95	15.14
5.751 - 6.000	8	4,337,013.79	11.23
6.001 - 6.250	1	246,650.00	0.64
6.251 - 6.500	1	400,000.00	1.04

Total:	78	$38,627,618.46	100.00%

(1)	As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 5.372% per annum.

Gross Margin of the Group 1 Mortgage Loans

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
2.250	78	$38,627,618.46	100.00%

Total:	78	$38,627,618.46	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Rate Ceilings of the Group 1 Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
10.001 - 10.250	1	$438,400.00	1.13%
10.501 - 10.750	4	2,279,917.43	5.90
10.751 - 11.000	8	4,075,888.00	10.55
11.001 - 11.250	16	8,382,690.01	21.70
11.251 - 11.500	26	12,618,644.28	32.67
11.501 - 11.750	13	5,848,414.95	15.14
11.751 - 12.000	8	4,337,013.79	11.23
12.001 - 12.250	1	246,650.00	0.64
12.251 - 12.500	1	400,000.00	1.04

Total:	78	$38,627,618.46	100.00%

(1)	As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 11.372% per annum.

First Rate Adjustment Date of the Group 1 Mortgage Loans (1)

First Rate Adjustment Date	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
October 1, 2007	1	$927,750.00	2.40%
May 1, 2008	1	467,714.95	1.21
June 1, 2008	29	13,707,343.51	35.49
July 1, 2008	47	23,524,810.00	60.90

Total:	78	$38,627,618.46	100.00%

(1)	As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Remaining Terms of the Group 1 Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
341 - 360	78	$38,627,618.46	100.00%

Total:	78	$38,627,618.46	100.00%

(1)	As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
801 - 850	5	$2,443,000.00	6.32%
751 - 800	37	19,315,581.28	50.00
701 - 750	22	10,396,652.44	26.92
651 - 700	8	4,093,400.00	10.60
601 - 650	6	2,378,984.74	6.16

Total:	78	$38,627,618.46	100.00%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Collateral Summary of Group 2 Mortgage Loans

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 73.43% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market (“LIBOR”) as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.26% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

		Collateral Summary		Range (if applicable)
Total Outstanding Loan Balance		$509,896,888.81
Total Number of Loans		977
Average Loan Principal Balance		$521,901		$85,500.00 to $1,370,166.00
WA Gross Coupon		5.199%		3.625% to 6.500%
WA FICO		746		623 to 817
WA Original Term (mos.)		359		120 to 360
WA Remaining Term (mos.)		359		119 to 360
WA OLTV		72.51%		8.24% to 95.00%
WA Months to First Rate Adjustment Date		60		57 to 60
Gross Margin		2.250%
WA Rate Ceiling		10.200%		8.625% to 11.755%
Geographic Concentration of Mortgaged Properties (Top 5 States) based on the Aggregate Stated Principal Balance	CA FL VA IL MD	52.28 8.21 5.98 4.01 3.81	% % % % %

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Primary Residence	873	$452,468,531.15	88.74%
Second Home	101	56,156,327.20	11.01
Investor Property	3	1,272,030.46	0.25

Total:	977	$509,896,888.81	100.00%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Group 2 Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Single Family Residence	525	$282,995,024.79	55.50%
PUD-Detached	236	124,924,501.32	24.50
Condo - Low	130	60,643,852.34	11.89
Condominium	44	22,474,944.96	4.41
PUD-Attached	28	12,363,680.00	2.42
2-Family	8	3,995,698.66	0.78
Townhouse	4	1,647,345.54	0.32
3-Family	2	851,841.20	0.17

Total:	977	$509,896,888.81	100.00%

Mortgage Loan Purpose of the Group 2 Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Purchase	630	$330,916,572.65	64.90%
Refinance-Rate/Term	192	104,073,842.70	20.41
Refinance-Cashout	155	74,906,473.46	14.69

Total:	977	$509,896,888.81	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Geographic Distribution of the Mortgage Properties of the

Group 2 Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Arizona	13	$6,171,392.00	1.21%
Arkansas	2	744,712.50	0.15
California	486	266,595,660.47	52.28
Colorado	18	8,703,250.00	1.71
Connecticut	5	3,133,439.72	0.61
Delaware	2	767,200.00	0.15
District of Columbia	19	9,401,839.18	1.84
Florida	86	41,845,673.98	8.21
Georgia	17	8,250,530.75	1.62
Hawaii	2	1,361,940.00	0.27
Idaho	2	912,000.00	0.18
Illinois	38	20,422,089.87	4.01
Indiana	2	1,450,000.00	0.28
Iowa	2	529,200.00	0.10
Kentucky	2	1,020,292.00	0.20
Maine	2	1,300,450.00	0.26
Maryland	42	19,425,534.19	3.81
Massachusetts	12	6,856,410.79	1.34
Michigan	4	1,536,761.00	0.30
Minnesota	3	892,750.00	0.18
Missouri	3	1,252,100.00	0.25
Montana	1	800,000.00	0.16
Nevada	24	11,521,314.95	2.26
New Jersey	13	6,981,852.72	1.37
New Mexico	1	724,000.00	0.14
New York	12	6,207,815.62	1.22
North Carolina	22	11,714,295.10	2.30
Oregon	3	1,369,860.00	0.27
Pennsylvania	4	1,764,550.00	0.35
South Carolina	22	11,834,658.12	2.32
Tennessee	7	3,382,943.65	0.66
Texas	16	8,535,027.38	1.67
Utah	3	2,066,000.00	0.41
Vermont	1	500,000.00	0.10
Virginia	65	30,481,220.73	5.98
Washington	17	7,295,124.09	1.43
Wisconsin	4	2,145,000.00	0.42

Total:	977	$509,896,888.81	100.00%

(1)	As of the Cut-Off Date, no more than approximately 0.91% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

California State Distribution of the Mortgaged Properties of the

Group 2 Mortgage Loans

California State Distribution	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance of the California Mortgage Loans
Northern California	281	$154,196,990.21	57.84%
Southern California	205	112,398,670.26	42.16

Total:	486	$266,595,660.47	100.00%

Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
50,000.01 - 100,000.00	2	$174,700.00	0.03%
100,000.01 - 150,000.00	4	518,249.82	0.10
150,000.01 - 200,000.00	11	1,974,984.67	0.39
200,000.01 - 250,000.00	7	1,611,400.00	0.32
250,000.01 - 300,000.00	12	3,275,955.00	0.64
300,000.01 - 350,000.00	8	2,656,130.00	0.52
350,000.01 - 400,000.00	169	64,800,834.83	12.71
400,000.01 - 450,000.00	172	73,409,707.84	14.40
450,000.01 - 500,000.00	195	93,329,063.15	18.30
500,000.01 - 550,000.00	95	50,124,622.12	9.83
550,000.01 - 600,000.00	96	55,697,734.46	10.92
600,000.01 - 650,000.00	48	30,041,848.70	5.89
650,000.01 - 700,000.00	40	27,212,051.08	5.34
700,000.01 - 750,000.00	28	20,539,961.29	4.03
750,000.01 - 800,000.00	15	11,730,800.00	2.30
800,000.01 - 850,000.00	6	4,970,013.80	0.97
850,000.01 - 900,000.00	15	13,185,398.75	2.59
900,000.01 - 950,000.00	15	14,009,165.67	2.75
950,000.01 - 1,000,000.00	27	26,738,101.63	5.24
1,000,000.01 - 1,500,000.00	12	13,896,166.00	2.73

Total:	977	$509,896,888.81	100.00%

(1)	As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $521,901.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

Original Loan-To-Value Ratios (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
5.01 - 10.00	1	$136,000.00	0.03%
10.01 - 15.00	1	400,000.00	0.08
15.01 - 20.00	2	728,000.00	0.14
20.01 - 25.00	2	1,100,000.00	0.22
25.01 - 30.00	5	2,504,922.23	0.49
30.01 - 35.00	4	1,659,960.00	0.33
35.01 - 40.00	9	4,229,587.24	0.83
40.01 - 45.00	7	4,076,873.00	0.80
45.01 - 50.00	20	11,548,898.59	2.26
50.01 - 55.00	30	16,778,195.45	3.29
55.01 - 60.00	38	23,418,245.05	4.59
60.01 - 65.00	66	39,890,754.84	7.82
65.01 - 70.00	106	60,860,292.72	11.94
70.01 - 75.00	104	54,915,341.52	10.77
75.01 - 80.00	564	280,622,737.17	55.04
80.01 - 85.00	1	252,450.00	0.05
85.01 - 90.00	13	5,176,731.00	1.02
90.01 - 95.00	4	1,597,900.00	0.31

Total:	977	$509,896,888.81	100.00%

(1)	As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 72.51%.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
3.501 - 3.750	5	$2,841,825.80	0.56%
3.751 - 4.000	5	2,772,324.40	0.54
4.001 - 4.250	15	6,709,627.16	1.32
4.251 - 4.500	28	15,376,028.27	3.02
4.501 - 4.750	61	32,712,296.36	6.42
4.751 - 5.000	197	105,480,144.58	20.69
5.001 - 5.250	257	141,231,388.72	27.70
5.251 - 5.500	278	140,717,175.80	27.60
5.501 - 5.750	88	43,474,345.74	8.53
5.751 - 6.000	32	13,162,311.52	2.58
6.001 - 6.250	8	3,472,420.46	0.68
6.251 - 6.500	3	1,947,000.00	0.38

Total:	977	$509,896,888.81	100.00%

(1)	As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 5.199% per annum.

Gross Margin of the Group 2 Mortgage Loans

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
2.250	977	$509,896,888.81	100.00%

Total:	977	$509,896,888.81	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Rate Ceilings of the Group 2 Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
8.501 - 8.750	5	$2,841,825.80	0.56%
8.751 - 9.000	5	2,772,324.40	0.54
9.001 - 9.250	15	6,709,627.16	1.32
9.251 - 9.500	28	15,376,028.27	3.02
9.501 - 9.750	61	32,712,296.36	6.42
9.751 - 10.000	197	105,480,144.58	20.69
10.001 - 10.250	257	141,231,388.72	27.70
10.251 - 10.500	277	140,337,591.73	27.52
10.501 - 10.750	88	43,474,345.74	8.53
10.751 - 11.000	32	13,155,689.75	2.58
11.001 - 11.250	8	3,472,420.46	0.68
11.251 - 11.500	3	1,947,000.00	0.38
11.751 - 12.000	1	386,205.84	0.08

Total:	977	$509,896,888.81	100.00%

(1)	As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 10.200% per annum.

First Rate Adjustment Date of the Group 2 Mortgage Loans (1)

First Rate Adjustment Date	Number of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
April 1, 2010	11	$2,718,584.67	0.53%
May 1, 2010	12	3,921,223.21	0.77
June 1, 2010	367	186,996,080.90	36.67
July 1, 2010	587	316,261,000.03	62.02

Total:	977	$509,896,888.81	100.00%

(1)	As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 60 months.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Remaining Terms of the Group 2 Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
101 - 120	1	$607,473.96	0.12%
161 - 180	4	1,610,585.00	0.32
281 - 300	4	1,564,823.25	0.31
341 - 360	968	506,114,006.60	99.26

Total:	977	$509,896,888.81	100.00%

(1)	As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.

Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
801 - 850	53	$28,512,514.56	5.59%
751 - 800	450	241,705,460.13	47.40
701 - 750	315	159,868,210.00	31.35
651 - 700	127	64,519,563.19	12.65
601 - 650	26	12,321,890.93	2.42
Not Scored	6	2,969,250.00	0.58

Total:	977	$509,896,888.81	100.00%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Collateral Summary of Group 3 Mortgage Loans

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 52.56% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market (“LIBOR”) as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

		Collateral Summary		Range (if applicable)
Total Outstanding Loan Balance		$61,191,561.18
Total Number of Loans		116
Average Loan Principal Balance		$527,513		$127,606.76 to $988,000.00
WA Gross Coupon		5.441%		4.375% to 6.250%
WA FICO		749		621 to 810
WA Original Term (mos.)		359		180 to 360
WA Remaining Term (mos.)		358		180 to 360
WA OLTV		72.17%		31.92% to 80.00%
WA Months to First Rate Adjustment Date		84 months		82 to 84 months
Gross Margin		2.250%
WA Rate Ceiling		10.452%		9.375% to 12.500%
Geographic Concentration of Mortgaged Properties (Top 5 States) based on the Aggregate Stated Principal Balance	CA FL VA MD SC	40.25 10.86 9.97 6.50 4.93	% % % % %

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Primary Residence	103	$54,282,704.13	88.71%
Second Home	13	6,908,857.05	11.29

Total:	116	$61,191,561.18	100.00%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Group 3 Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Single Family Residence	66	$35,207,068.37	57.54%
PUD-Detached	31	16,376,386.47	26.76
Condominium - Low	12	6,368,465.54	10.41
PUD-Attached	4	1,807,133.36	2.95
Condominium	3	1,432,507.44	2.34

Total:	116	$61,191,561.18	100.00%

Mortgage Loan Purpose of the Group 3 Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Purchase	73	$39,212,915.81	64.08%
Refinance-Cashout	27	13,537,308.14	22.12
Refinance-Rate/Term	16	8,441,337.23	13.79

Total:	116	$61,191,561.18	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Geographic Distribution of the Mortgage Properties of the

Group 3 Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Arizona	3	$1,321,698.42	2.16%
California	45	24,626,803.16	40.25
District of Columbia	2	1,059,500.00	1.73
Florida	13	6,647,643.80	10.86
Georgia	5	2,706,175.03	4.42
Illinois	4	2,513,489.93	4.11
Indiana	1	127,606.76	0.21
Maryland	7	3,977,933.94	6.50
Massachusetts	4	2,280,558.78	3.73
Minnesota	1	394,000.00	0.64
Nevada	3	1,442,461.47	2.36
New Mexico	1	707,838.00	1.16
New York	2	828,693.04	1.35
North Carolina	1	580,000.00	0.95
Rhode Island	1	456,000.00	0.75
South Carolina	6	3,015,920.00	4.93
Tennessee	1	630,000.00	1.03
Texas	1	379,553.86	0.62
Virginia	12	6,097,837.49	9.97
Washington	3	1,397,847.50	2.28

Total:	116	$61,191,561.18	100.00%

(1)	As of the Cut-Off Date, no more than approximately 2.35% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

California State Distribution of the Mortgaged Properties of the

Group 3 Mortgage Loans

California State Distribution	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance of the California Mortgage Loans
Northern California	16	$9,122,186.62	37.04%
Southern California	29	15,504,616.54	62.96

Total:	45	$24,626,803.16	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
100,000.01 - 150,000.00	1	$127,606.76	0.21%
350,000.01 - 400,000.00	13	5,077,521.27	8.30
400,000.01 - 450,000.00	25	10,676,851.81	17.45
450,000.01 - 500,000.00	26	12,444,878.66	20.34
500,000.01 - 550,000.00	9	4,739,534.12	7.75
550,000.01 - 600,000.00	14	8,084,475.53	13.21
600,000.01 - 650,000.00	8	5,053,400.00	8.26
650,000.01 - 700,000.00	7	4,777,000.00	7.81
700,000.01 - 750,000.00	7	5,108,238.00	8.35
750,000.01 - 800,000.00	2	1,568,000.00	2.56
800,000.01 - 850,000.00	2	1,680,855.03	2.75
850,000.01 - 900,000.00	1	865,200.00	1.41
950,000.01 - 1,000,000.00	1	988,000.00	1.61

Total:	116	$61,191,561.18	100.00%

(1)	As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $527,513.

Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)

Original Loan-To-Value Ratios (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
30.01 - 35.00	1	$415,000.00	0.68%
40.01 - 45.00	2	861,007.44	1.41
45.01 - 50.00	3	1,479,275.00	2.42
50.01 - 55.00	4	1,904,448.48	3.11
55.01 - 60.00	11	5,802,087.98	9.48
60.01 - 65.00	6	3,195,622.55	5.22
65.01 - 70.00	12	6,588,487.05	10.77
70.01 - 75.00	12	6,385,537.60	10.44
75.01 - 80.00	65	34,560,095.08	56.48

Total:	116	$61,191,561.18	100.00%

(1)	As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 72.17%.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)

Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
4.251 - 4.500	2	$1,498,755.03	2.45%
4.501 - 4.750	1	600,000.00	0.98
4.751 - 5.000	8	4,611,359.38	7.54
5.001 - 5.250	24	12,036,090.77	19.67
5.251 - 5.500	32	17,587,305.91	28.74
5.501 - 5.750	32	16,948,017.36	27.70
5.751 - 6.000	15	6,923,307.33	11.31
6.001 - 6.250	2	986,725.40	1.61

Total:	116	$61,191,561.18	100.00%

(1)	As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.441% per annum.

Gross Margin of the Group 3 Mortgage Loans

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
2.250	116	$61,191,561.18	100.00%

Total:	116	$61,191,561.18	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Rate Ceilings of the Group 3 Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
9.251 - 9.500	2	$1,498,755.03	2.45%
9.501 - 9.750	1	600,000.00	0.98
9.751 - 10.000	8	4,611,359.38	7.54
10.001 - 10.250	24	12,036,090.77	19.67
10.251 - 10.500	32	17,587,305.91	28.74
10.501 - 10.750	32	16,948,017.36	27.70
10.751 - 11.000	15	6,923,307.33	11.31
11.001 - 11.250	1	464,558.78	0.76
12.251 - 12.500	1	522,166.62	0.85

Total:	116	$61,191,561.18	100.00%

(1)	As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.452% per annum.

First Rate Adjustment Date of the Group 3 Mortgage Loans (1)

First Rate Adjustment Date	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
May 1, 2012	2	$901,352.22	1.47%
June 1, 2012	35	17,533,268.96	28.65
July 1, 2012	79	42,756,940.00	69.87

Total:	116	$61,191,561.18	100.00%

(1)	As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 84 months.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Remaining Terms of the Group 3 Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
161 - 180	1	$460,000.00	0.75%
341 - 360	115	60,731,561.18	99.25

Total:	116	$61,191,561.18	100.00%

(1)	As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 358 months.

Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
801 - 850	8	$4,163,606.76	6.80%
751 - 800	60	31,191,205.49	50.97
701 - 750	32	17,617,942.63	28.79
651 - 700	12	6,380,206.30	10.43
601 - 650	4	1,838,600.00	3.00

Total:	116	$61,191,561.18	100.00%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Collateral Summary of Group 4 Mortgage Loans

Description of The Group 4 Mortgage Loans

The Group 4 Mortgage Loans consist of 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 75.00% of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market (“LIBOR”) as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

		Collateral Summary		Range (if applicable)
Total Outstanding Loan Balance		$109,320,387.14
Total Number of Loans		191
Average Loan Principal Balance		$572,358		$72,400 to $1,095,000
WA Gross Coupon		5.525%		4.750% to 6.500%
WA FICO		752		635 to 810
WA Original Term (mos.)		360
WA Remaining Term (mos.)		360		353 to 360
WA OLTV		67.47%		21.43% to 80.00%
WA Months to First Rate Adjustment Date		120 months		113 to 120 months
Gross Margin		2.250%
WA Rate Ceiling		10.525%		9.750% to 11.500%
Geographic Concentration of Mortgaged Properties (Top 5 States) based on the Aggregate Stated Principal Balance	CA FL MD VA IL	63.33 7.76 4.01 3.81 3.01	% % % % %

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Primary Residence	177	$100,080,988.98	91.55%
Second Home	14	9,239,398.16	8.45

Total:	191	$109,320,387.14	100.00%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Group 4 Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Single Family Residence	114	$68,090,372.47	62.29%
PUD-Detached	53	28,015,750.98	25.63
Condo - Low	16	8,858,623.69	8.10
Condominium	5	2,983,640.00	2.73
PUD-Attached	3	1,372,000.00	1.26

Total:	191	$109,320,387.14	100.00%

Mortgage Loan Purpose of the Group 4 Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Purchase	102	$56,810,418.74	51.97%
Refinance-Rate/Term	53	33,644,686.62	30.78
Refinance-Cashout	36	18,865,281.78	17.26

Total:	191	$109,320,387.14	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Geographic Distribution of the Mortgage Properties of the

Group 4 Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Arizona	1	$665,800.00	0.61%
California	115	69,235,437.81	63.33
Colorado	3	1,906,150.00	1.74
District of Columbia	2	1,410,980.45	1.29
Florida	17	8,481,258.14	7.76
Georgia	2	994,750.00	0.91
Hawaii	1	856,500.00	0.78
Illinois	4	3,286,999.00	3.01
Maryland	9	4,382,235.90	4.01
Massachusetts	4	2,220,200.00	2.03
Minnesota	2	907,000.00	0.83
Nevada	3	1,860,000.00	1.70
New Jersey	5	2,371,885.34	2.17
New York	2	1,003,990.00	0.92
North Carolina	2	811,957.77	0.74
Pennsylvania	1	452,000.00	0.41
Rhode Island	1	600,000.00	0.55
South Carolina	2	861,538.38	0.79
Texas	1	576,000.00	0.53
Utah	1	366,778.80	0.34
Vermont	1	412,348.16	0.38
Virginia	10	4,166,577.39	3.81
Washington	2	1,490,000.00	1.36

Total:	191	$109,320,387.14	100.00%

(1)	As of the Cut-Off Date, no more than approximately 2.48% of the Group 4 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

California State Distribution of the Mortgaged Properties of the

Group 4 Mortgage Loans

California State Distribution	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance of the California Mortgage Loans
Northern California	59	$35,033,356.93	50.60%
Southern California	56	34,202,080.88	49.40

Total:	115	$69,235,437.81	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
50,000.01 - 100,000.00	1	$72,400.00	0.07%
100,000.01 - 150,000.00	1	150,000.00	0.14
250,000.01 - 300,000.00	1	296,538.38	0.27
350,000.01 - 400,000.00	21	8,096,352.84	7.41
400,000.01 - 450,000.00	28	11,993,675.06	10.97
450,000.01 - 500,000.00	42	20,265,838.75	18.54
500,000.01 - 550,000.00	12	6,356,544.00	5.81
550,000.01 - 600,000.00	27	15,629,067.23	14.30
600,000.01 - 650,000.00	9	5,630,125.00	5.15
650,000.01 - 700,000.00	7	4,786,020.00	4.38
700,000.01 - 750,000.00	8	5,846,500.00	5.35
750,000.01 - 800,000.00	10	7,847,103.56	7.18
800,000.01 - 850,000.00	7	5,804,302.22	5.31
850,000.01 - 900,000.00	2	1,746,500.00	1.60
900,000.01 - 950,000.00	4	3,692,600.00	3.38
950,000.01 - 1,000,000.00	9	8,921,820.10	8.16
1,000,000.01 - 1,500,000.00	2	2,185,000.00	2.00

Total:	191	$109,320,387.14	100.00%

(1)	As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $572,358.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Original Loan-To-Value Ratios of the Group 4 Mortgage Loans (1)

Original Loan-To-Value Ratios (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
20.01 - 25.00	3	$2,028,100.00	1.86%
25.01 - 30.00	2	1,250,000.00	1.14
30.01 - 35.00	2	1,280,000.00	1.17
35.01 - 40.00	2	1,075,920.58	0.98
40.01 - 45.00	4	1,815,000.00	1.66
45.01 - 50.00	12	8,701,490.65	7.96
50.01 - 55.00	9	5,796,360.32	5.30
55.01 - 60.00	10	6,177,379.45	5.65
60.01 - 65.00	13	7,797,946.30	7.13
65.01 - 70.00	29	17,082,647.76	15.63
70.01 - 75.00	23	13,141,757.88	12.02
75.01 - 80.00	82	43,173,784.20	39.49

Total:	191	$109,320,387.14	100.00%

(1)	As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 67.47%.

Current Mortgage Interest Rates of the Group 4 Mortgage Loans (1)

Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
4.501 - 4.750	3	$2,243,000.00	2.05%
4.751 - 5.000	9	5,863,200.00	5.36
5.001 - 5.250	24	13,526,518.06	12.37
5.251 - 5.500	71	40,640,869.65	37.18
5.501 - 5.750	51	28,281,930.63	25.87
5.751 - 6.000	25	14,050,868.80	12.85
6.001 - 6.250	5	3,154,000.00	2.89
6.251 - 6.500	3	1,560,000.00	1.43

Total:	191	$109,320,387.14	100.00%

(1)	As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 4 Mortgage Loans is expected to be approximately 5.525% per annum.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Gross Margin of the Group 4 Mortgage Loans

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
2.250	191	$109,320,387.14	100.00%

Total:	191	$109,320,387.14	100.00%

Rate Ceilings of the Group 4 Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
9.501 - 9.750	3	$2,243,000.00	2.05%
9.751 - 10.000	9	5,863,200.00	5.36
10.001 - 10.250	24	13,526,518.06	12.37
10.251 - 10.500	71	40,640,869.65	37.18
10.501 - 10.750	51	28,281,930.63	25.87
10.751 - 11.000	25	14,050,868.80	12.85
11.001 - 11.250	5	3,154,000.00	2.89
11.251 - 11.500	3	1,560,000.00	1.43

Total:	191	$109,320,387.14	100.00%

(1)	As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4 Mortgage Loans is expected to be approximately 10.525% per annum.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

First Rate Adjustment Date of the Group 4 Mortgage Loans (1)

First Rate Adjustment Date	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
December 1, 2014	1	$72,400.00	0.07%
January 1, 2015	1	595,920.58	0.55
February 1, 2015	1	296,538.38	0.27
March 1, 2015	1	358,375.53	0.33
June 1, 2015	55	29,371,192.65	26.87
July 1, 2015	132	78,625,960.00	71.92

Total:	191	$109,320,387.14	100.00%

(1)	As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 120 months.

Remaining Terms of the Group 4 Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
341 - 360	191	$109,320,387.14	100.00%

Total:	191	$109,320,387.14	100.00%

(1)	As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 360 months.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Credit Scoring of Mortgagors of the Group 4 Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
801 - 850	15	$7,206,151.68	6.59%
751 - 800	96	53,506,790.95	48.94
701 - 750	58	35,748,708.08	32.70
651 - 700	19	11,333,536.43	10.37
601 - 650	2	1,045,200.00	0.96
Not Scored	1	480,000.00	0.44

Total:	191	$109,320,387.14	100.00%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Collateral Summary of the Mortgage Loans

Description of The Mortgage Loans

The Mortgage Loans consist of 3/1, 5/1, 7/1 and 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3, 5, 7 and 10 years, respectively after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 71.34% of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market (“LIBOR”) as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and 2% for every adjustment date thereafter for the 3/1 ARMS and Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter for the 5/1, 7/1 and 10/ ARMS. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate for the 3/1 ARMS and 5% for the 5/1, 7/1 and 10/1 ARMS. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.19% of the Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

		Collateral Summary		Range (if applicable)
Total Outstanding Loan Balance		$719,036,455.59
Total Number of Loans		1,326
Average Loan Principal Balance		$527,927		$72,400 to $1,370,166
WA Gross Coupon		5.279%		3.625% to 6.500%
WA FICO		747		621 to 818
WA Original Term (mos.)		359		120 to 360
WA Remaining Term (mos.)		359		119 to 360
WA OLTV		71.65%		8.24% to 95.00%
WA Months to First Rate Adjustment Date		69 months		27 to 120 months
Gross Margin		2.250%
WA Rate Ceiling		10.334%		8.625% to 12.500%
Geographic Concentration of Mortgaged Properties (Top 5 States) based on the Aggregate Stated Principal Balance	CA FL VA MD IL	52.40 8.71 5.80 3.94 3.88	% % % % %

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Occupancy of Mortgaged Properties of the Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Primary Residence	1,219	$639,301,080.59	88.91%
Second Home	137	77,044,944.54	10.72
Investor	6	2,690,430.46	0.37

Total:	1,362	$719,036,455.59	100.00%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Single Family Residence	755	$410,927,481.65	57.15%
PUD-Detached	332	175,794,456.20	24.45
Condo - Low	168	80,556,338.58	11.20
Condominium	57	29,296,480.40	4.07
PUD-Attached	35	15,542,813.36	2.16
2-Family	8	3,995,698.66	0.56
Townhouse	5	2,071,345.54	0.29
3-Family	2	851,841.20	0.12

Total:	1,362	$719,036,455.59	100.00%

Mortgage Loan Purpose of the Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Purchase	856	$452,200,553.34	62.89%
Refinance-Rate/Term	271	151,588,771.30	21.08
Refinance-Cashout	235	115,247,130.95	16.03

Total:	1,362	$719,036,455.59	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Geographic Distribution of the Mortgage Properties of the

Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Arizona	20	$9,493,890.42	1.32%
Arkansas	2	744,712.50	0.10
California	678	376,745,998.24	52.40
Colorado	24	12,007,800.00	1.67
Connecticut	7	4,249,439.72	0.59
Delaware	2	767,200.00	0.11
District of Columbia	23	11,872,319.63	1.65
Florida	127	62,620,980.71	8.71
Georgia	24	11,951,455.78	1.66
Hawaii	3	2,218,440.00	0.31
Idaho	2	912,000.00	0.13
Illinois	49	27,905,428.80	3.88
Indiana	3	1,577,606.76	0.22
Iowa	2	529,200.00	0.07
Kentucky	3	1,463,792.00	0.20
Maine	2	1,300,450.00	0.18
Maryland	59	28,305,624.03	3.94
Massachusetts	22	12,371,904.31	1.72
Michigan	5	1,986,761.00	0.28
Minnesota	7	2,633,750.00	0.37
Missouri	4	1,470,200.00	0.20
Montana	1	800,000.00	0.11
Nebraska	1	246,650.00	0.03
Nevada	30	14,823,776.42	2.06
New Jersey	19	9,824,938.06	1.37
New Mexico	2	1,431,838.00	0.20
New York	19	9,577,498.66	1.33
North Carolina	27	14,085,715.00	1.96
Oregon	3	1,369,860.00	0.19
Pennsylvania	6	2,606,550.00	0.36
Rhode Island	2	1,056,000.00	0.15
South Carolina	37	19,204,016.50	2.67
Tennessee	8	4,012,943.65	0.56
Texas	18	9,490,581.24	1.32
Utah	4	2,432,778.80	0.34
Vermont	2	912,348.16	0.13
Virginia	89	41,704,035.61	5.80
Washington	22	10,182,971.59	1.42
Wisconsin	4	2,145,000.00	0.30

Total:	1,362	$719,036,455.59	100.00%

(1)	As of the Cut-Off Date, no more than approximately 0.81% of the Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

California State Distribution of the Mortgaged Properties of the

Mortgage Loans

California State Distribution	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance of the California Mortgage Loans
Northern California	371	$205,595,581.77	54.57%
Southern California	307	171,150,416.47	45.43

Total:	678	$376,745,998.24	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Current Mortgage Loan Principal Balances of the Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
50,000.01 - 100,000.00	3	$247,100.00	0.03%
100,000.01 - 150,000.00	6	795,856.58	0.11
150,000.01 - 200,000.00	11	1,974,984.67	0.27
200,000.01 - 250,000.00	9	2,076,150.00	0.29
250,000.01 - 300,000.00	15	4,126,493.38	0.57
300,000.01 - 350,000.00	9	2,980,130.00	0.41
350,000.01 - 400,000.00	216	82,947,210.73	11.54
400,000.01 - 450,000.00	246	105,188,946.45	14.63
450,000.01 - 500,000.00	276	132,318,612.43	18.40
500,000.01 - 550,000.00	122	64,439,020.24	8.96
550,000.01 - 600,000.00	145	84,174,077.22	11.71
600,000.01 - 650,000.00	69	43,241,473.70	6.01
650,000.01 - 700,000.00	57	38,853,506.71	5.40
700,000.01 - 750,000.00	44	32,218,699.29	4.48
750,000.01 - 800,000.00	27	21,145,903.56	2.94
800,000.01 - 850,000.00	16	13,295,088.48	1.85
850,000.01 - 900,000.00	19	16,654,598.75	2.32
900,000.01 - 950,000.00	20	18,629,515.67	2.59
950,000.01 - 1,000,000.00	38	37,647,921.73	5.24
1,000,000.01 - 1,500,000.00	14	16,081,166.00	2.24

Total:	1,362	$719,036,455.59	100.00%

(1)	As of the Cut-Off Date, the average outstanding principal balance of the Mortgage Loans is expected to be approximately $527,927.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Original Loan-To-Value Ratios of the Mortgage Loans (1)

Original Loan-To-Value Ratios (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
5.01 - 10.00	1	$136,000.00	0.02%
10.01 - 15.00	1	400,000.00	0.06
15.01 - 20.00	2	728,000.00	0.10
20.01 - 25.00	5	3,128,100.00	0.44
25.01 - 30.00	8	4,354,922.23	0.61
30.01 - 35.00	9	4,439,960.00	0.62
35.01 - 40.00	11	5,305,507.82	0.74
40.01 - 45.00	13	6,752,880.44	0.94
45.01 - 50.00	39	23,649,664.24	3.29
50.01 - 55.00	45	25,579,004.25	3.56
55.01 - 60.00	66	38,210,527.43	5.31
60.01 - 65.00	88	52,683,539.31	7.33
65.01 - 70.00	157	90,240,444.96	12.55
70.01 - 75.00	142	76,486,137.00	10.64
75.01 - 80.00	754	378,530,436.91	52.64
80.01 - 85.00	2	702,450.00	0.10
85.01 - 90.00	14	5,673,981.00	0.79
90.01 - 95.00	5	2,034,900.00	0.28

Total:	1,362	$719,036,455.59	100.00%

(1)	As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Mortgage Loans is expected to be approximately 71.65%.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Current Mortgage Interest Rates of the Mortgage Loans (1)

Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
3.501 - 3.750	5	$2,841,825.80	0.40%
3.751 - 4.000	5	2,772,324.40	0.39
4.001 - 4.250	16	7,148,027.16	0.99
4.251 - 4.500	30	16,874,783.30	2.35
4.501 - 4.750	69	37,835,213.79	5.26
4.751 - 5.000	222	120,030,591.96	16.69
5.001 - 5.250	321	175,176,687.56	24.36
5.251 - 5.500	407	211,563,995.64	29.42
5.501 - 5.750	184	94,552,708.68	13.15
5.751 - 6.000	80	38,473,501.44	5.35
6.001 - 6.250	16	7,859,795.86	1.09
6.251 - 6.500	7	3,907,000.00	0.54

Total:	1,362	$719,036,455.59	100.00%

(1)	As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Mortgage Loans is expected to be approximately 5.279% per annum.

Gross Margin of the Mortgage Loans

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
2.250	1,362	$719,036,455.59	100.00%

Total:	1,362	$719,036,455.59	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Rate Ceilings of the Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
8.501 - 8.750	5	$2,841,825.80	0.40%
8.751 - 9.000	5	2,772,324.40	0.39
9.001 - 9.250	15	6,709,627.16	0.93
9.251 - 9.500	30	16,874,783.30	2.35
9.501 - 9.750	65	35,555,296.36	4.94
9.751 - 10.000	214	115,954,703.96	16.13
10.001 - 10.250	306	167,232,397.55	23.26
10.251 - 10.500	380	198,565,767.29	27.62
10.501 - 10.750	175	90,984,211.16	12.65
10.751 - 11.000	80	38,205,753.88	5.31
11.001 - 11.250	30	15,473,669.25	2.15
11.251 - 11.500	32	16,125,644.28	2.24
11.501 - 11.750	13	5,848,414.95	0.81
11.751 - 12.000	9	4,723,219.63	0.66
12.001 - 12.250	1	246,650.00	0.03
12.251 - 12.500	2	922,166.62	0.13

Total:	1,362	$719,036,455.59	100.00%

(1)	As of the Cut-Off Date, the weighted average Rate Ceiling of the Mortgage Loans is expected to be approximately 10.334% per annum.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

First Rate Adjustment Date of the Mortgage Loans (1)

First Rate Adjustment Date	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
October 1, 2007	1	$927,750.00	0.13%
May 1, 2008	1	467,714.95	0.07
June 1, 2008	29	13,707,343.51	1.91
July 1, 2008	47	23,524,810.00	3.27
April 1, 2010	11	2,718,584.67	0.38
May 1, 2010	12	3,921,223.21	0.55
June 1, 2010	367	186,996,080.90	26.01
July 1, 2010	587	316,261,000.03	43.98
May 1, 2012	2	901,352.22	0.13
June 1, 2012	35	17,533,268.96	2.44
July 1, 2012	79	42,756,940.00	5.95
December 1, 2014	1	72,400.00	0.01
January 1, 2015	1	595,920.58	0.08
February 1, 2015	1	296,538.38	0.04
March 1, 2015	1	358,375.53	0.05
June 1, 2015	55	29,371,192.65	4.08
July 1, 2015	132	78,625,960.00	10.93

Total:	1,362	$719,036,455.59	100.00%

(1)	As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Mortgage Loans is expected to be approximately 69 months.

Remaining Terms of the Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
101 - 120	1	$607,473.96	0.08%
161 - 180	5	2,070,585.00	0.29
281 - 300	4	1,564,823.25	0.22
341 - 360	1,352	714,793,573.38	99.41

Total:	1,362	$719,036,455.59	100.00%

(1)	As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Mortgage Loans is expected to be approximately 359 months.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-G $692,073,000 (approximate)

Credit Scoring of Mortgagors of the Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
801 - 850	81	$42,325,273.00	5.89%
751 - 800	643	345,719,037.85	48.08
701 - 750	427	223,631,513.15	31.10
651 - 700	166	86,326,705.92	12.01
601 - 650	38	17,584,675.67	2.45
Not Scored	7	3,449,250.00	0.48

Total:	1,362	$719,036,455.59	100.00%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.